EXHIBIT 99
275 West Federal Street
Youngstown, Ohio 44503-1203
FOR IMMEDIATE RELEASE

Media Contact:	Investor Contact:
Colleen Scott	James R. Reske
Vice President of Marketing	Chief Financial Officer
Home Savings	United Community Financial Corp.
(330) 742-0638	(330) 742-0592
cscott@homesavings.com	jreske@ucfconline.com
United Community Financial Corp. Announces Fourth Quarter Results
YOUNGSTOWN, Ohio (March 25, 2011) — United Community Financial Corp. (Company) (Nasdaq: UCFC), holding company of The Home Savings and Loan Company of Youngstown, Ohio (Home Savings), today reported a consolidated net loss of $17.3 million, or $(0.56) per diluted share, for the three months ended December 31, 2010. This compares to a net loss of $16.3 million, or $(0.54) per diluted share, for the three months ended December 31, 2009. The Company also reported a cumulative net loss of $37.3 million, or $(1.22) per diluted share, for the twelve months ended December 31, 2010 as compared to a cumulative net loss of $16.8 million, or $(0.56) per diluted share, for the twelve months ended December 31, 2009.
The increased losses in both the fourth quarter and the twelve months ended December 31, 2010 are primarily a result of increases in the provision for loan losses. The increased provision in both time periods is a result of a higher level of chargeoff activity, additional loan downgrades within the commercial real estate portfolio and increased specific reserves assigned to a number of commercial real estate loans.
Selected fourth quarter results:
•	Nonperforming loans reduced $3.2 million to $139.5 million from the prior quarter

•	Nonperforming assets reduced $3.1 million to $179.9 million from the prior last quarter

•	Net interest margin reduced 25 basis points to 3.17% from the prior quarter

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•	Increased the allowance for loan losses by $10.0 million from the prior quarter

•	Home Savings’ Tier 1 leverage ratio reduced 39 basis points from the prior quarter to 7.84%

•	Home Savings’ Total Risk Based Capital reduced 58 basis points from the prior quarter to 12.54%

•	Book value per share and tangible book value per share each declined $0.82 from the prior quarter to $5.69 and $5.67, respectively
Asset Quality
Nonperforming loans at December 31, 2010 decreased to $139.5 million, compared to $142.7 million at September 30, 2010, a decrease of $3.2 million during the period. Real estate owned and other repossessed assets were $40.3 million at December 31, 2010 and September 30, 2010. Nonperforming assets decreased $3.1 million, from $183.0 million at September 30, 2010, to $179.9 million at September 30, 2010.
Mr. Bevack commented that Home Savings will continue to take measures to accomplish the goal of restoring financial strength and profitability to the Company. “Our key initiative is improving asset quality.” He added, “It is very important that we find resolution to problem assets as quickly and economically as possible. While we have seen improvement in the last half of the year with a decrease in nonperforming assets, it is our desire to accelerate this trend.”
Capital and Book Value
Home Savings’ Tier 1 leverage ratio was 7.84% as of December 31, 2010, compared to 8.22% at December 31, 2009. The Company’s total risk-based capital ratio was 12.54% at December 31, 2010, as compared to 12.80% at December 31, 2009. Book value per share and tangible book value per share at December 31, 2010 were $5.69 and $5.67, respectively.
Home Savings is a wholly-owned subsidiary of the Company and operates 38 full-service banking offices and six loan production offices located throughout Ohio and western Pennsylvania. Additional information on the Company and Home Savings may be found on the Company’s web site: www.ucfconline.com.
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When used in this press release, the words or phrases “believes,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including changes in economic conditions in the Company’s market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in the Company’s market area, and competition that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company advises readers that the factors listed above could affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.
The Company does not undertake, and specifically disclaims any obligation, to release publicly the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

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UNITED COMMUNITY FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Unaudited)

	December 31,	December 31,
	2010	2009
	(Dollars in thousands)
Assets:
Cash and deposits with banks	$18,627	$22,330
Federal funds sold and other	18,480	22,744

Total cash and cash equivalents	37,107	45,074
Securities:
Available for sale, at fair value	362,042	281,348
Loans held for sale	10,870	10,497
Loans, net of allowance for loan losses of $50,883 and $42,287, respectively	1,649,486	1,866,018
Federal Home Loan Bank stock, at cost	26,464	26,464
Premises and equipment, net	22,076	23,139
Accrued interest receivable	7,720	9,090
Real estate owned and other repossessed assets	40,336	30,962
Core deposit intangible	485	661
Cash surrender value of life insurance	27,303	26,198
Other assets	13,409	18,976

Total assets	$2,197,298	$2,338,427

Liabilities and Shareholders’ Equity
Liabilities:
Deposits:
Interest bearing	$1,551,210	$1,642,722
Non-interest bearing	138,571	126,779

Total deposits	1,689,781	1,769,501
Borrowed funds:
Federal Home Loan Bank advances	202,818	221,323
Repurchase agreements and other	97,797	96,833

Total borrowed funds	300,615	318,156
Advance payments by borrowers for taxes and insurance	20,668	19,791
Accrued interest payable	809	1,421
Accrued expenses and other liabilities	9,370	9,775

Total liabilities	2,021,243	2,118,644

Shareholders’ Equity:
Preferred stock-no par value; 1,000,000 shares authorized and unissued	—	—
Common stock-no par value; 499,000,000 shares authorized; 37,804,457 shares issued and 30,937,704 and 30,897,825 shares, respectively, outstanding	142,318	145,775
Retained earnings	111,049	148,674
Accumulated other comprehensive income (loss)	(4,778)	4,110
Unearned employee stock ownership plan shares	—	(5,821)
Treasury stock, at cost, 6,866,753 and 6,906,632 shares, respectively	(72,534)	(72,955)

Total shareholders’ equity	176,055	219,783

Total liabilities and shareholders’ equity	$2,197,298	$2,338,427

UNITED COMMUNITY FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Three Months Ended		For the Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
	(Dollars in thousands, except per share data)
Interest income
Loans	$22,063	$27,590	$97,413	$118,122
Loans held for sale	167	428	415	1,006
Securities:
Available for sale	3,011	2,964	11,727	11,455
Federal Home Loan Bank stock dividends	267	300	1,158	1,223
Other interest earning assets	10	7	35	57

Total interest income	25,518	31,289	110,748	131,863
Interest expense
Deposits	6,808	10,223	32,062	45,985
Federal Home Loan Bank advances	881	1,022	3,588	5,797
Repurchase agreements and other	941	951	3,737	4,167

Total interest expense	8,630	12,196	39,387	55,949

Net interest income	16,888	19,093	71,361	75,914
Provision for loan losses	22,551	22,740	62,427	49,074

Net interest income after provision for loan losses	(5,663)	(3,647)	8,934	26,840

Non-interest income
Non-deposit investment income	319	350	1,619	1,424
Service fees and other charges	2,631	2,286	6,369	8,531
Net gains (losses):
Securities available for sale	1,508	—	8,803	1,863
Other -than-temporary loss on equity securities
Total impairment loss	(14)	(56)	(58)	(778)
Loss recognized in other comprehensive income	—	—	—	—

Net impairment loss recognized in earnings	(14)	(56)	(58)	(778)
Mortgage banking income	1,909	2,677	4,365	6,164
Real estate owned and other repossessed assets	(1,611)	(1,617)	(6,123)	(7,918)
Gain on retail branch sale	—	—	1,387	—
Other income	1,731	1,211	5,531	4,632

Total non-interest income	6,473	4,851	21,893	13,918

Non-interest expense
Salaries and employee benefits	7,852	7,148	32,699	30,493
Occupancy	890	871	3,583	3,669
Equipment and data processing	1,678	1,557	6,627	6,525
Franchise tax	499	399	2,011	2,083
Advertising	286	459	860	1,136
Amortization of core deposit intangible	40	51	176	223
Deposit insurance premiums	1,375	1,050	5,686	7,304
Professional fees	1,185	946	4,106	3,520
Real estate owned and other repossessed asset expenses	2,313	431	4,971	2,713
Other expenses	2,254	1,742	7,612	5,974

Total non-interest expenses	18,372	14,654	68,331	63,640

Income (loss) before income taxes and discontinued operations	(17,562)	(13,450)	(37,504)	(22,882)
Income taxes expense (benefit)	(231)	2,812	(231)	(1,160)

Net income (loss) before discontinued operations	(17,331)	(16,262)	(37,273)	(21,722)
Discontinued operations
Net income of Butler Wick Corp.	—	—	—	4,949

Net income (loss)	$(17,331)	$(16,262)	$(37,273)	$(16,773)

Earnings (loss) per share
Basic—continuing operations	$(0.56)	$(0.54)	$(1.22)	$(0.73)
Basic—discontinued operations	—	—	—	0.17
Basic	(0.56)	(0.54)	(1.22)	(0.56)
Diluted—continuing operations	(0.56)	(0.54)	(1.22)	(0.73)
Diluted—discontinued operations	—	—	—	0.17
Diluted	(0.56)	(0.54)	(1.22)	(0.56)

UNITED COMMUNITY FINANCIAL CORP.
SELECTED FINANCIAL HIGHLIGHTS
(Unaudited)

	At or for the quarters ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
	(In thousands, except per share data)
Financial Data
Total assets	$2,197,298	$2,317,948	$2,314,109	$2,279,719	$2,338,427
Total loans, net	1,649,486	1,726,381	1,786,038	1,823,899	1,866,018
Total securities	362,042	390,636	307,154	272,239	281,348
Total deposits	1,689,781	1,685,033	1,696,531	1,728,592	1,769,501
Total shareholders’ equity	176,055	201,333	212,691	214,482	219,783
Net interest income	16,888	18,786	17,971	17,716	19,093
Provision for loan losses	22,551	17,116	10,310	12,450	22,740
Noninterest income, excluding other-than-temporary impairment losses	6,487	4,159	4,745	6,560	4,907
Net impairment losses recognized in earnings	14	44	—	—	56
Noninterest expense	18,372	15,700	17,291	16,968	14,654
Income tax expense (benefit)	(231)	—	—	—	2,812
Net loss	(17,331)	(9,915)	(4,885)	(5,142)	(16,262)

Share Data
Basic loss per share	$(0.56)	$(0.32)	$(0.16)	$(0.17)	$(0.54)
Diluted loss per share	(0.56)	(0.32)	(0.16)	(0.17)	(0.54)
Book value per share	5.69	6.51	6.88	6.94	7.11
Tangible book value per share	5.67	6.49	6.87	6.92	7.09
Market value per share	1.34	1.33	1.68	1.50	1.45

Shares outstanding at end of period	30,938	30,925	30,898	30,898	30,898
Weighted average shares outstanding—basic	30,906	30,899	30,039	29,955	29,879
Weighted average shares outstanding—diluted	30,906	30,899	30,039	29,955	29,879

Key Ratios
Return on average assets	-3.06%	-1.70%	-0.85%	-0.90%	-2.69%
Return on average equity	-33.91%	-18.41%	-8.91%	-9.18%	-27.18%
Net interest margin	3.17%	3.42%	3.30%	3.28%	3.33%
Efficiency ratio	78.08%	66.80%	82.92%	78.59%	56.97%

Capital Ratios
Tier 1 leverage ratio	7.84%	8.23%	8.71%	8.47%	8.22%
Tier 1 risk-based capital ratio	11.26%	11.85%	11.90%	11.47%	11.53%
Total risk-based capital ratio	12.54%	13.12%	13.16%	12.73%	12.80%
Equity to assets	8.01%	8.69%	9.19%	9.41%	9.40%
Tangible common equity to tangible assets	7.99%	8.67%	9.17%	9.38%	9.37%

UNITED COMMUNITY FINANCIAL CORP.
SELECTED FINANCIAL HIGHLIGHTS
(Unaudited)

	At or for the quarters ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
	(Dollars in thousands, except per share data)
Loan Portfolio Composition
Real Estate Loans
One-to four-family residential	$757,426	$778,005	$779,565	$777,380	$773,831
Multi-family residential*	135,771	136,681	138,875	143,992	150,480
Nonresidential*	331,390	355,914	383,882	389,407	397,895
Land*	25,138	25,413	26,217	25,122	23,502
Construction Loans
One-to four-family residential and land development	108,583	117,297	133,534	161,625	178,095
Multi-family and nonresidential*	15,077	14,537	14,870	14,682	13,741

Total real estate loans	1,373,385	1,427,847	1,476,943	1,512,208	1,537,544
Consumer Loans	279,453	289,296	295,007	301,457	309,202
Commercial Loans	46,304	48,902	53,566	56,726	60,217

Total Loans	1,699,142	1,766,045	1,825,516	1,870,391	1,906,963
Less:
Allowance for loan losses	50,883	40,884	40,728	47,768	42,287
Deferred loan costs, net	(1,227)	(1,220)	(1,250)	(1,276)	(1,342)

Total	49,656	39,664	39,478	46,492	40,945

Loans, net	$1,649,486	$1,726,381	$1,786,038	$1,823,899	$1,866,018

*	Such categories are considered commercial real estate

	At or for the quarters ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
	(Dollars in thousands, except per share data)
Deposit Portfolio Composition
Checking accounts
Interest bearing checking accounts	$110,092	$103,204	$104,905	$101,068	$108,513
Non-interest bearing checking accounts	138,571	128,702	126,437	125,741	126,779

Total checking accounts	248,663	231,906	231,342	226,809	235,292
Savings accounts	218,946	214,197	212,778	210,091	202,900
Money market accounts	311,692	310,884	310,506	300,610	291,320

Total non-time deposits	779,301	756,987	754,626	737,510	729,512
Retail certificates of deposit	910,480	928,046	939,568	988,747	1,024,961
Brokered certificates of deposit	—	—	2,337	2,335	15,028

Total certificates of deposit	910,480	928,046	941,905	991,082	1,039,989

Total deposits	$1,689,781	$1,685,033	$1,696,531	$1,728,592	$1,769,501

Certificates of deposit as a percent of total deposits	53.88%	55.08%	55.52%	57.33%	58.77%

UNITED COMMUNITY FINANCIAL CORP.
SELECTED FINANCIAL HIGHLIGHTS
(Unaudited)

	At or for the quarters ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
	(Dollars in thousands, except per share data)
Allowance For Loan Losses
Beginning balance	$40,884	$40,728	$47,768	$42,287	$38,845
Provision	22,551	17,116	10,310	12,450	22,740
Net chargeoffs	(12,552)	(16,960)	(17,350)	(6,969)	(19,298)

Ending balance	$50,883	$40,884	$40,728	$47,768	$42,287

Net Charge-offs
Real Estate Loans
One-to four-family	$1,483	$1,834	$2,318	$998	$762
Multi-family	1,819	160	1,067	1,585	208
Nonresidential	6,923	7,041	25	1,951	1,410
Land	284	11	—	318	—
Construction Loans
One-to four-family residential and land development	669	6,595	11,924	1,018	3,860
Multi-family and nonresidential	(1)	—	310	—	118

Total real estate loans	11,177	15,641	15,644	5,870	6,358
Consumer Loans	639	905	1,330	904	1,312
Commercial Loans	736	414	376	195	11,628

Total	$12,552	$16,960	$17,350	$6,969	$19,298

	At or for the quarters ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
	(Dollars in thousands, except per share data)
Nonperforming Loans
Real Estate Loans
One-to four family residential	$27,417	$27,505	$30,279	$30,054	$26,766
Multi-family residential	10,983	12,443	8,816	7,885	7,863
Nonresidential	39,838	44,561	48,653	36,083	24,091
Land	5,188	5,943	5,943	11,627	5,160
Construction Loans
One-to four-family residential and land development	44,021	40,000	49,146	42,963	42,819
Multi-family and nonresidential	2,414	2,414	2,414	382	392

Total real estate loans	129,861	132,866	145,251	128,994	107,091
Consumer Loans	3,725	3,543	3,482	3,898	5,383
Commercial Loans	5,945	6,304	6,407	5,672	3,413

Total Loans	$139,531	$142,713	$155,140	$138,564	$115,887

Total Nonperforming Loans and Nonperforming Assets
Past due 90 days and on nonaccrual status	$117,499	$126,062	$129,534	$131,951	$103,864
Past due 90 days and still accruing	6,330	4,253	2,628	536	3,669

Past due 90 days	123,829	130,315	132,162	132,487	107,533
Past due less than 90 days and on nonaccrual	15,702	12,398	22,978	6,077	8,354

Total Nonperforming Loans	139,531	142,713	155,140	138,564	115,887
Other Real Estate Owned	39,914	39,963	41,470	34,605	30,340
Repossessed Assets	422	334	576	813	622

Total Nonperforming Assets	$179,867	$183,010	$197,186	$173,982	$146,849

Total Troubled Debt Restructured Loans
Accruing	$11,240	$13,254	$18,214	$23,153	$17,640
Non-accruing	33,331	14,934	10,855	8,764	5,008

Total	$44,571	$28,188	$29,069	$31,917	$22,648